SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
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Kimco Realty Corporation
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice of Meeting and Notice of the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/13/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:
Notice and Proxy Statement / Annual Report
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/29/08.

To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

KIMCO REALTY CORPORATION
Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for holders of record as of 3/17/08 is to be held on 5/13/08 at 10:00 a.m. EDT to consider the Voting items set forth on the next page
at:	270 Park Avenue 11th Floor New York, NY 10017

For meeting directions, please call: 516-932-6551

Voting items
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES

	01 - M. Kimmel	06 - D. Henry
	02 - M. Cooper	07 - F.P. Hughes
	03 - R. Dooley	08 - F. Lourenso
	04 - M. Flynn	09 - R. Saltzman
	05 - J. Grills	10 - P. Coviello

2 -	DIRECTORS RECOMMEND: A VOTE FOR A PROPOSAL TO APPROVE A RECOMMENDATION BY THE EXECUTIVE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS THAT THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK, PAR VALUE $0.01 PER SHARE, SUBJECT TO OPTION UNDER THE COMPANY'S 1998 EQUITY PARTICIPATION PLAN BE INCREASED BY 5,000,000.

3 -	DIRECTORS RECOMMEND: A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008.

4 -	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.